Supplement to
Fidelity's Targeted International Equity Funds®
December 30, 2002
Prospectus

On February 20, 2003, the Board of Trustees of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund authorized elimination of each fund's 3.00% front-end sales charge. Beginning February 24, 2003, after 4:00 p.m., purchases of shares of the funds will not be subject to a sales charge. Information in this prospectus specific to front-end sales charges for these funds is no longer applicable. For information concerning buying fund shares and fund distribution, please refer to the information already contained in the prospectus under the headings "Buying Shares" and "Fund Distribution" found on pages 31 and 38, respectively, for funds with no front-end sales charge (Fidelity Europe Fund and Fidelity Europe Capital Appreciation Fund).

The following information replaces similar information found under the heading "Principal Investment Strategies" for Japan Smaller Companies Fund in the "Investment Summary" section on page 6.

  Normally investing at least 80% of assets in securities of Japanese issuers, and other investments that are tied economically to Japan, with smaller market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell/Nomura Mid-Small Cap Index or the Japanese Association of Securities Dealers Automated Quotations Index (JASDAQ)).

The following information replaces similar information found under the heading "Average Annual Returns" in the "Performance" section on page 13.

The returns in the following table include the effect of Canada's, China Region's, Emerging Markets', Japan's, Japan Smaller Companies', Latin America's, Nordic's, Pacific Basin's, and Southeast Asia's 3.00% maximum applicable front-end sales charge, which has been eliminated on any purchases made after 4:00 p.m. ET on February 24, 2003.

The following information supplements the information found under the heading "Average Annual Returns" in the "Performance" section beginning on page 13.

Going forward, Japan Smaller Companies' performance will be compared to Russell/Nomura Small Cap Index rather than the TOPIX Second Section Index because the Russell/Nomura Small Cap Index more closely represents the fund's investment strategy.

Russell/Nomura Small Cap Index is a market capitalization-weighted index of common stocks domiciled in Japan that measures the performance of small companies that represent approximately 15% of the total market capitalization of the largest investable Japanese securities.

TIF-03-04 June 28, 2003
1.483702.131

The following information replaces similar information found in the "Fee Table" section on page 15.

Shareholder fees (paid by the investor directly)

Maximum sales charge (load) on purchases (as a % of offering price)A	None
Sales charge (load) on reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Redemption fee on shares held less than 90 days (as a % of amount redeemed)

for Canada, China Region, Emerging Markets, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia only

1.50%B
Redemption fee on shares held less than 30 days (as a % of amount redeemed) for Europe and Europe Capital Appreciation only	1.00%B

A Canada, China Region, Emerging Markets, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia may impose a 3.00% sales charge on purchases upon 60 days notice to shareholders.

B A redemption fee may be charged when you sell your shares or if your fund balance falls below the balance minimum for any reason, including solely due to declines in net asset value per share.

The following information replaces similar information found under the heading "Principal Investment Strategies" for Japan Smaller Companies Fund in the "Investment Details" section on page 20.

FMR normally invests at least 80% of the fund's assets in securities of Japanese issuers, and other investments that are tied economically to Japan, with smaller market capitalizations. For purposes of this fund, FMR defines smaller market capitalization issuers as those whose market capitalization is similar to the market capitalization of companies in the Russell/Nomura Mid-Small Cap Index or the JASDAQ. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. Companies whose capitalization is above this level after purchase continue to be considered to have a smaller market capitalization for purposes of the 80% policy. The size of the companies in each index changes with market conditions and the composition of the index. FMR may also invest the fund's assets in Japanese issuers with larger market capitalizations. FMR normally invests the fund's assets primarily in common stocks.

The following information replaces similar information found in the "Buying and Selling Shares" section on page 26.

Fund Minimums
Initial Purchase	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500
Through regular investment plans in Fidelity Traditional IRA, Roth IRA, and Rollover IRAsA	$200
Subsequent Purchase	$250
Through regular investment plans	$100
Balance	$2,000
For Fidelity Simplified Employee Pension-IRA and Keogh accounts	$500

A Requires monthly purchases of $200 until fund balance is $2,500.

The following information replaces similar information found in the "Buying and Selling Shares" section on page 27.

  If you are selling some but not all of your shares, keep your fund balance above $2,000 to keep your fund position open ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), except fund positions not subject to balance minimums.

The following information replaces similar information found in the "Features and Policies" section on page 29.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in Fidelity Simplified Employee Pension-IRA and Keogh accounts), for any reason, including solely due to declines in a fund's NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

The following information replaces the biographical information for Thierry Serero found in the "Fund Management" section on page 36.

David Baverez is manager of Europe Fund, which he has managed since January 2003. Since joining Fidelity Investments in 1995, Mr. Baverez has worked as a research analyst and manager.

The following information replaces the biographical information for Margaret Reynolds found in the "Fund Management" section on page 36.

Claudio Brocado is manager of Latin America Fund, which he has managed since January 2003. Since joining Fidelity Investments in 2002, Mr. Brocado has worked as a research analyst and manager.

SUPPLEMENT TO THE
FIDELITY'S TARGETED INTERNATIONAL EQUITY FUNDS®
FIDELITY® CANADA FUND, FIDELITY CHINA REGION FUND, FIDELITY EMERGING MARKETS FUND, FIDELITY EUROPE FUND, FIDELITY EUROPE CAPITAL APPRECIATION FUND, FIDELITY JAPAN FUND, FIDELITY JAPAN SMALLER COMPANIES FUND, FIDELITY LATIN AMERICA FUND, FIDELITY NORDIC FUND, FIDELITY PACIFIC BASIN FUND,
and FIDELITY SOUTHEAST ASIA FUND

Funds of Fidelity Investment Trust

STATEMENT OF ADDITIONAL INFORMATION

December 30, 2002

On February 20, 2003, the Board of Trustees of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund authorized elimination of each fund's 3.00% front-end sales charge. Beginning February 24, 2003, after 4:00 p.m., purchases of shares of the funds will not be subject to a sales charge.

The following information replaces the similar information in the "Investment Policies and Limitations" section on page 9.

For purposes of normally investing at least 80% of the fund's assets in securities of Japanese issuers, and other investments that are tied economically to Japan, with smaller market capitalizations, Fidelity Management & Research Company (FMR) intends to measure the capitalization range of the Russell/Nomura Mid-Small Cap Index and the Japanese Association of Securities Dealers Automated Quotations Index (JASDAQ) no less frequently than once a month.

The following information replaces the fourth paragraph in the "Portfolio Transactions" section beginning on page 28.

Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network or an alternative trading system.

TIFB-03-03 June 28, 2003
1.467593.121

The following information has been removed from the "Portfolio Transactions" section beginning on page 28.

Ordinarily commissions are not charged on OTC orders because a fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the fund. When a fund executes an OTC order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade.

The following information replaces the similar information following the heading "Historical Fund Results" found in the "Performance" section on page 34.

Canada, China Region, Emerging Markets, Japan, Japan Smaller Companies, Latin America, Nordic, Pacific Basin, and Southeast Asia had a maximum front-end sales charge of 3.00% (eliminated effective February 24, 2003, after 4:00 p.m. ET) which is included in the average annual and cumulative returns.

The following information supplements the similar information in the "Performance" section on page 39.

Japan Smaller Companies may compare its performance to that of the Russell/Nomura Small Cap Index, a market capitalization-weighted index of common stocks domiciled in Japan that measures the performance of small companies that represent approximately 15% of the total market capitalization of the largest investable Japanese securities.

The following information replaces all information under the heading "Buying, Selling, and Exchanging Information" beginning on page 40.

On October 12, 1990, Canada and Pacific Basin changed its sales charge policy from a 2% sales charge upon purchase and a 1% deferred sales charge upon redemption, to a 3% sales charge upon purchase. If you purchased shares prior to that date, when you redeem those shares a deferred sales charge of 1% of the redemption amount will be deducted.

On October 12, 1990, Europe changed its sales charge policy from a 2% sales charge upon purchase and a 1% deferred sales charge upon redemption, to a 3% sales charge upon purchase. On March 1, 2000, the 3% sales charge was eliminated. If you purchased shares prior to October 12, 1990, when you redeem those shares a deferred sales charge of 1% of the redemption amount will be deducted.

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.